UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2016

Steven I. Koszalka

The American Funds Income Series

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Seeking
stability in
uncertain
markets.

Special feature page 4

U.S. Government Securities Fund® Annual report for the year ended August 31, 2016

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2016 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–1.26%	1.05%	3.50%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.63% for Class A shares as of the prospectus dated November 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2016, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.18%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.09%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Special feature

4	The value of U.S. government securities in a low interest rate environment

Contents

1	Letter to investors
3	The value of a long-term perspective
8	Summary investment portfolio
12	Financial statements
32	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2016, U.S. Government Securities Fund produced a total return of 2.88%. By comparison, the unmanaged Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index gained 4.56%. The Lipper General U.S. Government Funds Average (a peer group of funds) rose 4.32%.

While the returns are disappointing in comparison with the fund’s benchmarks, they are consistent with the fund’s mandate to seek a predictable income stream with low volatility. Long-term investors have been rewarded with stable returns and a steady source of income, including a 3.91% average annual total return for the past decade and a 5.81% average annual total return since the fund’s inception in 1985.

Income is an important element of the fund’s total return. The fund provides income in the form of monthly dividends, which totaled about 18 cents a share for the 12-month period. This amounts to an income return of 1.27% for investors who reinvested dividends. In addition, a capital gains distribution of 21 cents per share was distributed on December 31, 2015.

Bond market overview

After eight years of near-zero interest rates, the Federal Reserve (the Fed) took steps toward normalizing rates on December 16, 2015, by raising its target federal funds rate range from 0%–0.25% to 0.25%–0.50%. This action generated higher short-term interest rates just as global demand for longer maturity Treasuries pushed long-term interest rates lower.

The result was a flattening of the yield curve, where long-term rates approach those of short-term rates (see yield chart on page 2). The yield curve continued to flatten in 2016 throughout the end of this reporting cycle. As the Fed held rates steady, long-term yields continued to drop. This decline was due in part to demand from overseas investors contending with negative rate policies in Europe and Japan as well as economic uncertainties in the wake of the U.K.’s vote in favor of leaving the European Union. However, in our view, much of the impetus for the drop in yields was the growing expectation among market participants that interest rates will remain at the current low levels for the foreseeable future.

One sees this emerging consensus in the tight spreads between shorter and longer maturity Treasury bonds, which signify a market that requires very little compensation for taking long-term interest rate risk. The term premium, which measures the level of this compensation, is currently at an estimated 30-year low for 10-year

Results at a glance

For periods ended August 31, 2016, with dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 10/17/85)

U.S. Government Securities Fund (Class A shares)	2.88%	1.99%	3.91%	5.81%
Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index*	4.56	2.55	4.56	6.72
Lipper General U.S. Government Funds Average†	4.32	2.17	3.87	5.71

*	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

U.S. Government Securities Fund	1

Treasuries. (For more on the term premium and its implications for investors, go to page 4 for this year’s feature article, “The value of U.S. government securities in a low interest rate environment.”)

By requiring no extra yield for long-term positions, the market seems to be extrapolating today’s low long-term rates well into the future. This suggests to us a dangerous level of complacency. A sudden, unexpected jump in inflation or interest rates would expose long-term positions to significant losses.

It is just this type of market imbalance the fund seeks to protect investors from.

Inside the portfolio

U.S. Government Securities Fund is managed to invest exclusively in bonds backed implicitly or explicitly by the U.S. government. In addition to U.S. Treasury securities, the fund invests in agency mortgage-backed securities (MBS), various other government agency securities, and Treasury Inflation Protected Securities (TIPS), which have interest and principal payments tied to the Consumer Price Index (CPI).

The fund makes strategic and tactical adjustments as market conditions change. Over the course of this reporting period, we have become very concerned about the lack of the usual compensation provided for risk-taking in longer duration Treasuries. It’s our view that the yield curve has flattened too much. There’s simply not enough of a risk premium in the longer-term bonds to compensate for the interest rate risk.

Therefore, we have reduced our duration risk. We are maintaining our underweight position in long-term Treasury securities and have decreased our MBS position by 19% (from 44% to 25% of the portfolio). Overall, the effective duration of the securities in the fund has dropped from six to four years over the reporting period.

Conversely, we have increased our position in TIPS to about 18% of the portfolio. TIPS remain cheap, in our view, because long-term inflation expectations are low. As such, they are the one government securities market that is compensating investors for taking risks. With the built-in inflation rate for 10-year maturity TIPS set at 1.5%, below the current 2.3% core inflation rate, we view the risk that TIPS returns will be less than similar duration nominal Treasuries as low.

The summary investment portfolio, beginning on page 8, offers more complete details of the various government securities and sectors held by the fund as of August 31, 2016.

Looking ahead

In last year’s annual report we wrote: “We do not believe the economy can withstand a normalization of interest rates without causing economic conditions to slow … considerably.” It appears the market has come to the same realization. The world’s central banks have continued their massive monetary accommodation, and market participants have become convinced that the natural rate of interest is low — and will stay low for a very long time.

As a result, our challenge has shifted from balancing a market that is too confident that rates will move higher to one that is too confident that rates will remain permanently low.

It’s been a challenging year for the fund because, in our view, there hasn’t been enough risk premium or risk compensation in the market. In the long run, however, the current situation may benefit fund investors because at some point the market complacency will break, and the fund is positioned to take advantage of an increase in risk premiums.

One potential “game changer” is the potential of inflation creeping higher. Current core CPI has grown from 1.8% to 2.3% over the last year. The market is effectively saying this pick-up in inflation is temporary. In our view, as long as oil prices don’t decrease dramatically again, that number should continue to trend upward over the next one to two years. Even a continuation of the CPI’s current trajectory could, at some point, spook the market or induce the Fed to raise rates in response.

However and whenever the shift in market sentiment occurs, the goal of the fund continues to be less volatility than the market over the long term. Each day, we strive with our collective resources to deliver that to our shareholders.

We thank you for your continued support and look forward to reporting to you again in six months.

Cordially,

Fergus MacDonald
President

October 12, 2016

For current information about the fund, visit americanfunds.com.

Treasury yield curves at the beginning and end of the fiscal year

2	U.S. Government Securities Fund

The value of a long-term perspective

How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2016, with distributions reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[4]	Results of the Lipper General U.S. Government Funds Average, represented by the black line, do not reflect any sales charges.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2016)*

	1 year	5 years	10 years

Class A shares	–0.98%	1.22%	3.52%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

U.S. Government Securities Fund	3

The value of U.S. government securities
in a low interest rate environment

Fluctuating energy prices, BREXIT and the U.S. presidential race are among the surprises that have contributed to market volatility during the past 12 months. One thing that has not changed much, however, is interest rates. They remain extremely low by historical standards both in the United States and around the world. This has had a pronounced effect on investment, especially income-oriented investments such as the U.S. Government Securities Fund. We asked the fund’s portfolio managers about the persistence of low rates and what this means for shareholders.

4	U.S. Government Securities Fund

Fergus N. MacDonald

“Market participants are increasingly of the view that the inflation rate will stay low for a very long time.”

Today’s low rates are a continuation of an eight-year near-zero interest rate policy. After the 2008 financial crisis, the Federal Reserve (the Fed) lowered its target range for the federal funds rate, the inter-bank overnight lending rate for deposits held at the Fed, to between 0% and 0.25%, and began buying assets — mostly Treasury and mortgage securities — on a massive scale. These actions were taken, they explained, to bolster the financial system and boost spending, borrowing and investment.

Why are rates still hovering near those historic lows? The economy, the three managers say, is still very weak. “Interest rates are the price of credit,” explains the fund’s Principal Investment Officer Fergus MacDonald, “and due to various asset purchase programs there’s a massive supply of credit worldwide from central banks, with very little demand for credit right now in the real economy. This pushes down interest rates (the price of credit). The low demand for credit reflects what is still a high level of uncertainty in the business community.”

Unconventional easing has become conventional

The sheer size of the asset-buying programs has also complicated efforts to normalize rates. The Fed has expanded its balance sheet — the securities it owns — from $800 billion in 2008 to $4.4 trillion in 2016. This highly unconventional policy has become the norm, Fergus MacDonald notes, and it will be very difficult for the Fed to ever sell these assets. “I expect the Fed’s balance sheet increase since 2008 to be permanent,” he says, “and when the next recession hits, the Fed will use further balance sheet expansion alongside interest rate policy to ease monetary and credit conditions.”

Why is the Fed so hesitant to start normalizing rates?

The Fed finds itself in a bind. While the recovery from the 2008 crisis has created price inflation in financial assets, it has not translated into the production of goods and services that serve as the foundation for long-term recovery and growth. So understandably the Fed fears the impact of imposing higher interest rates.

“They don’t think the economy is strong enough to withstand a tightening of credit,” says Portfolio Manager Ritchie Tuazon. “They would also prefer not to see the lower asset prices that come with tightening,” adds Portfolio Manager David Betanzos, “because it would remind consumers of the fragility of the real economy.”

As a result, the market has begun to price in the expectation that ultra-low interest rates will persist for some time. “What’s changed over the past few years,” says Fergus MacDonald, “is that market participants are increasingly of the view that the inflation rate will stay low for a very long time, and that interest rates will be low for a long time in the future.”

The impact of low rates on U.S. Government Securities Fund investors

What does this mean for investors? Savers and retirees continue to struggle to amass income, but easy-credit policies have stimulated financial markets, causing the prices for equities and most fixed income assets, including the U.S. government securities in which the fund invests, to rise. “As yields fall, the prices of Treasury securities rise, and the longer the maturity of the Treasury security, the larger the price appreciation,” says Fergus MacDonald.

Also helping support U.S. Treasury securities —the primary investment of the fund — is the role played by the U.S. dollar. U.S. Treasuries are perceived to be the safest asset of the world’s leading economic power. As Ritchie Tuazon puts it: “U.S. Treasuries are the closest financial security we have to a risk-free asset. They are the driving force around valuations globally, the benchmark security underlying asset prices.” Fergus MacDonald adds, “The U.S. dollar acts implicitly as a global reserve currency and makes up the majority of the foreign currency reserves of many countries. A significant portion of the dollars held are invested in U.S. Treasury bonds.”

Taking into account the relative stability of U.S. government securities, the market expectation of low interest rates for the foreseeable future, and ongoing global economic weakness, one can begin to see why investors continue to purchase Treasuries — and the related U.S. government securities in which the fund invests — despite their low yields.

Will rates ever rise?

To protect the fund against lower bond prices, the managers must be constantly

U.S. Government Securities Fund	5

Ritchie Tuazon

“It’s our full-time job to research what the Fed is going to do, and what central banks are going to do globally, because Fed action creates inefficiencies that active managers can exploit.”

vigilant to the possibility of rising interest rates. At the current time, the market expectation that rates will remain low may be the biggest threat.

“In my view, the most mispriced part of the fixed income market is long-term Treasury securities,” says Ritchie Tuazon. “30-year Treasuries yield 2.3%. But for every 1% that yield moves, an investor can make or lose about 21% on a 30-year bond. That’s a lot of risk to assume for that yield, especially given that core consumer price inflation (CPI) is currently north of 2%.”

U.S. Treasury investors now receive no excess yield for taking long-term positions

As a result, risk-taking in long-term Treasuries now exceeds the historical norm. One way of measuring that risk is the term premium, which is the extra amount of yield that is given to investors to compensate them for holding longer, instead of shorter, maturity bonds.

As the graph on the next page indicates, the estimated current term premium is now in negative territory, which means investors are not receiving any compensation for the future possibility of higher interest rates or inflation, both of which would adversely affect the value of their investment. As an illustration of how unusual this is, the last two instances of a negative term premium were in early 2000, before the dot com bust, and before the 2008 financial crisis.

To Fergus MacDonald, this willingness to receive no compensation for risk-taking indicates a potentially dangerous level of complacency. “The yield curve is quite flat, interest rate volatility is low, credit spreads are low, and equity volatility is low. All of that is consistent with markets that are very complacent and very comfortable seeking risk.”

“Some investors are buying long-duration U.S. Treasuries because regulations require them to; some are buying because they believe the rate will remain low for many years; but many are buying because, globally, central banks are massively expanding their balance sheets

Are negative interest rates in our future?

In recent years, the central banks of many countries, notably those in Europe and Japan, have created negative interest policy rates, which means that banks, instead of receiving interest on their deposits held at the central bank, pay a fee (or negative interest rate) to the central bank to hold their deposits.

The goal of negative rates is fairly simple: to encourage commercial banks to increase their lending and investment activities by imposing what is essentially a tax on deposits. It hasn’t worked out that way in practice, as Fergus MacDonald notes. “Banks so far have been unwilling to pass through the negative policy rate to their depositors, so to maintain margins they must raise the rates on their loans to businesses. This makes businesses and banks less likely to engage in loans, which is the exact opposite of the goal of these policies.”

The U.S. economy remains relatively healthy — at least compared to those of Europe, Japan and some emerging markets — which makes it less likely the Fed will employ negative rates. However, existing negative rate policies increase demand for U.S. Treasuries, which look quite attractive by comparison. This helps keep interest rates low domestically.

Moreover, Fed Chair Janet Yellen, when asked by the Senate Banking Committee in February about the possibility of negative interest rates in the U.S., acknowledged: “We wouldn’t take those off the table, but we have work to do to judge whether they would be workable here.”

“We have to be cognizant of the possibility of negative interest rates happening in the U.S.,” Fergus MacDonald notes. “The Fed is sending mixed signals on this.”

Adds David Betanzos: “I think they are deliberately trying to socialize the concept of negative rates to create as much flexibility for themselves in the future. A surprise series of events could bring this policy tool out very quickly.”

6	U.S. Government Securities Fund

Term premium of 10-year Treasuries, 1990-2016

Source: Capital Group Research as of 8/31/16

David J. Betanzos

“We have the ability to do a better job than the benchmark in a rising-rate scenario by reducing overall portfolio duration and having securities that are less sensitive to rate hikes, like Treasury Inflation Protected Securities (TIPS).”

in order to inflate asset prices,” adds Fergus MacDonald.

The benefits of active fund management

How does the fund protect itself from the risk of higher rates? “We have the ability to achieve better returns than the benchmark in a rising-rate scenario,” explains David Betanzos, “by reducing overall portfolio duration and having securities that are less sensitive to rate hikes, like Treasury Inflation Protected Securities (TIPS) .”

“Our long Treasury bond positions are exposed to an unexpected rate hike,” adds Fergus MacDonald, “but our TIPS position helps to counterbalance this risk, as inflation realized and expected is likely to be rising when the Fed hikes rates.”

This diversity of investment tools — and the flexibility the portfolio team has in applying them — separates U.S. Government Securities Fund from similar funds that are less actively managed. “Adaptation to new inputs allows us to position the portfolio in a different way than a passive manager would,” says Ritchie Tuazon. “It’s our full-time job to research what the Fed is going to do, and what central banks are going to do globally, because Fed action creates inefficiencies that active managers can exploit.

“We have two full-time U.S. interest rate research analysts and six full-time economists, as well as two traders who focus on U.S. rates and share their perspectives on market flows and positioning. This allows us to create iterations of possibilities for different outcomes and allows us to identify what is mispriced in the market relative to our probabilities.”

“A static passive portfolio ignores all the new information that comes in,” says David Betanzos. “If inflation starts rearing its head, a fund would want to have an opinion and position on how to adapt to that, instead of making no changes.

The chief aim of the portfolio managers in utilizing their resources and experience is to ensure predictability for investors. The fund is designed to provide a foundation of income and principal stability as part of a broader portfolio.

“We don’t have scope creep,” adds David Betanzos, “we stick to the mandate of the fund. Other funds offer other objectives, so we’re able to do that.”

When market thinking becomes unbalanced, volatility is the result. One distinguishing aspect of the fund is the way it strives to minimize volatility for its shareholders by taking contrary positions when market valuations become stretched. “With the levers and insights at our disposal,” says Fergus MacDonald, “we are able to take advantage of opportunities created when, in our view, markets become overly optimistic or pessimistic.”

The fund has delivered consistent income and returns despite the market fluctuations of the past year. For the fund’s portfolio managers, however, what’s important is maintaining that consistency over the long term. That is the real goal —and challenge — for the fund. ■

U.S. Government Securities Fund	7

Summary investment portfolio August 31, 2016

Investment mix by security type	Percent of net assets

Mortgage-backed obligations summary		Percent of net assets
30-year pass-throughs:
Freddie Mac	7.34%
Fannie Mae	5.92
Ginnie Mae	4.78	18.04%
15-year pass-throughs		5.20
Other		1.79
Total		25.03%

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	71.28%
AAA/Aaa	25.03
Short-term securities & other assets less liabilities	3.69

Long-term obligations of the U.S. government and federal agencies are currently rated AAA by at least one rating agency. These obligations are currently rated AA+ by Standard & Poor’s.

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 96.31%	Principal amount (000)	Value (000)
U.S.Treasury bonds & notes 65.87%
U.S. Treasury 47.83%
U.S. Treasury 0.625% 2017	$125,410	$125,356
U.S. Treasury 0.875% 2017	124,200	124,447
U.S. Treasury 1.00% 2017	114,390	114,747
U.S. Treasury 0.75% 2018	149,000	148,924
U.S. Treasury 0.875% 2019	235,000	234,864
U.S. Treasury 1.50% 2019[1]	303,000	307,866
U.S. Treasury 1.625% 2019	83,100	84,775
U.S. Treasury 1.75% 2019	74,000	75,746
U.S. Treasury 1.25% 2020	90,500	91,178
U.S. Treasury 1.375% 2020	84,898	85,683
U.S. Treasury 1.625% 2020	152,000	154,988
U.S. Treasury 1.75% 2020	70,250	71,990
U.S. Treasury 1.75% 2020	56,150	57,525
U.S. Treasury 1.125% 2021	66,070	65,813
U.S. Treasury 1.125% 2021	55,000	54,817
U.S. Treasury 1.375% 2021	206,000	207,778
U.S. Treasury 2.25% 2021	154,600	161,908
U.S. Treasury 1.625% 2022	83,758	84,973
U.S. Treasury 1.75% 2022	62,600	64,057
U.S. Treasury 1.875% 2022	109,800	113,018
U.S. Treasury 2.125% 2022	63,000	65,751
U.S. Treasury 1.25% 2023	85,000	83,912
U.S. Treasury 1.375% 2023	160,000	159,341
U.S. Treasury 1.375% 2023	55,000	54,725
U.S. Treasury 2.75% 2023	147,900	161,066
U.S. Treasury 2.75% 2024	87,700	95,638
U.S. Treasury 2.00% 2025	111,300	115,290
U.S. Treasury 1.50% 2026	55,000	54,609
U.S. Treasury 1.625% 2026	90,000	90,265

8	U.S. Government Securities Fund

	Principal amount (000)	Value (000)
U.S. Treasury 2.875% 2045	$158,125	$179,850
U.S. Treasury 2.25% 2046	104,393	104,793
U.S. Treasury 0.88%–8.75% 2018–2046[1]	473,795	503,604
		4,099,297

U.S. Treasury inflation-protected securities 18.04%
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	215,553	217,732
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	163,012	163,718
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	249,707	255,373
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	191,151	226,158
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	90,492	90,647
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	183,873	190,617
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	148,568	165,671
U.S. Treasury Inflation-Protected Securities 0.12%–2.12% 2017–2041[2]	226,627	235,736
		1,545,652
Total U.S. Treasury bonds & notes		5,644,949

Mortgage-backed obligations 25.03%
Federal agency mortgage-backed obligations 25.03%
Fannie Mae 2.00% 2031[3,4]	90,000	90,953
Fannie Mae 2.00% 2031[3,4]	70,000	70,629
Fannie Mae 2.50% 2031[3,4]	275,000	283,583
Fannie Mae 0%–10.50% 2017–2046[3,4,5,6]	510,627	544,421
Freddie Mac 3.50% 2035[3]	55,681	59,237
Freddie Mac 3.50% 2036[3]	64,468	68,576
Freddie Mac 3.50% 2046[3]	131,540	139,001
Freddie Mac 3.50% 2046[3]	80,270	84,591
Freddie Mac 0%–10.07% 2020–2046[3,5]	282,023	299,912
Government National Mortgage Assn. 4.50% 2045[3]	87,854	94,868
Government National Mortgage Assn. 4.50% 2045[3]	84,214	90,918
Government National Mortgage Assn. 3.50%–10.00% 2019–2060[3,5]	257,353	276,388
Other securities		41,829

Total mortgage-backed obligations		2,144,906

Federal agency bonds & notes 5.41%
Fannie Mae 1.25%–7.12% 2017–2030	53,020	55,239
Federal Home Loan Bank 1.75% 2018	109,000	110,970
Federal Home Loan Bank 3.37%–5.50% 2023–2036	14,860	16,900
Freddie Mac 0.50%–1.25% 2017–2019	96,820	97,135
United States Agency for International Development, Jordan (Kingdom of) 1.95%–3.00% 2019–2025	48,200	49,997
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	6,182
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	7,000	7,005
United States Agency for International Development, Ukraine 1.84%–1.85% 2019–2020	22,890	23,352
Other securities		97,128
		463,908
Total bonds, notes & other debt instruments (cost: $8,042,058,000)		8,253,763

U.S. Government Securities Fund	9

Short-term securities 7.37%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.31%–0.33% due 10/31/2016–11/4/2016	$57,100	$57,067
U.S. Treasury Bills 0.26%–0.42% due 11/3/2016–2/2/2017	507,000	506,226
Other securities		68,196

Total short-term securities (cost: $631,504,000)		631,489
Total investment securities 103.68% (cost: $8,673,562,000)		8,885,252
Other assets less liabilities (3.68%)		(315,663)

Net assets 100.00%		$8,569,589

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $25,038,000, which represented 0.29% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) normally to qualified institutional buyers.

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $10,028,508,000.

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	0.979%	1/15/2018	$668,000	$(174)
Pay	LCH	3-month USD-LIBOR	0.98	8/26/2018	343,300	481
Pay	LCH	3-month USD-LIBOR	1.002	8/30/2018	342,500	322
Pay	LCH	3-month USD-LIBOR	1.003	8/30/2018	342,500	315
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	120,000	1,361
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	234,800	4,475
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	146,600	2,816
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	58,600	1,119
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	115,000	2,025
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	112,000	2,247
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	108,000	2,084
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	132,000	3,226
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	90,000	1,940
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	160,000	2,808
Pay	LCH	3-month USD-LIBOR	1.537	1/14/2021	90,000	(1,359)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	167,000	(369)
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	132,000	760
Pay	LCH	3-month USD-LIBOR	1.103	7/20/2021	200,000	1,028
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	560,000	14,112
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	560,000	13,574
Receive	LCH	3-month USD-LIBOR	1.79	9/28/2022	76,000	2,324
Receive	LCH	3-month USD-LIBOR	2.0005	1/4/2023	64,000	2,819
Receive	LCH	3-month USD-LIBOR	1.335	6/13/2023	63,000	111
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	120,000	(574)
Receive	LCH	3-month USD-LIBOR	1.266	8/26/2023	100,000	(355)
Receive	LCH	3-month USD-LIBOR	1.2595	8/26/2023	100,000	(399)
Receive	LCH	3-month USD-LIBOR	1.251	8/26/2023	100,000	(457)
Receive	LCH	3-month USD-LIBOR	1.2845	8/30/2023	100,400	(224)
Receive	LCH	3-month USD-LIBOR	1.281	8/30/2023	99,600	(246)
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	79,000	(7,804)
Pay	LCH	3-month USD-LIBOR	2.7343	11/22/2023	100,000	(9,831)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	63,000	(6,364)
Pay	LCH	3-month USD-LIBOR	2.469	6/9/2025	23,000	(2,076)
Pay	LCH	3-month USD-LIBOR	2.1065	11/6/2025	50,000	(3,047)
Pay	LCH	3-month USD-LIBOR	2.1525	12/22/2025	133,000	(8,701)
Receive	LCH	3-month USD-LIBOR	1.96625	1/15/2026	185,000	9,061
Pay	LCH	3-month USD-LIBOR	1.7545	2/5/2026	45,000	(1,345)
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	174,000	(2,794)
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	124,000	(14,008)

10	U.S. Government Securities Fund

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	3.005%	9/2/2030	$124,000	$(14,389)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	80,000	(31,137)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	27,000	(9,687)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	28,000	(10,254)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	38,500	(9,330)
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	93,000	(22,892)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	32,000	(6,509)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	48,000	(9,658)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	20,000	(4,102)
Pay	LCH	3-month USD-LIBOR	2.5375	11/3/2045	42,000	(8,677)
Pay	LCH	3-month USD-LIBOR	2.58245	11/5/2045	13,000	(2,829)
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	55,000	(11,813)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	54,375	(12,723)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	(3,641)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	22,500	(4,960)
Pay	LCH	3-month USD-LIBOR	2.628	12/17/2045	79,000	(18,129)
Pay	LCH	3-month USD-LIBOR	2.5885	12/23/2045	52,500	(11,545)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	25,000	(4,401)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	36,000	3,698
Pay	LCH	3-month USD-LIBOR	1.991	6/13/2046	30,000	(2,198)
Pay	LCH	U.S. Federal Funds Effective Rate	1.46	7/25/2046	116,000	(5,397)
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	40,000	(1,288)
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	57,000	(1,004)
						$(193,984)

Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $4,874,936,000.

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
30 Day Federal Funds Futures	CME	Long	3,500	October 2016	$1,451,700	$(32)
90 Day Euro Dollar Futures	CME	Long	10,000	December 2016	2,476,394	(144)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	3,647	December 2016	526,381	(154)
10 Year U.S. Treasury Note Futures	CME	Long	1,852	December 2016	242,705	(238)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	715	December 2016	133,736	304
20 Year U.S. Treasury Bond Futures	CME	Short	389	December 2016	65,967	(309)
5 Year U.S. Treasury Note Futures	CME	Long	17,551	January 2017	2,130,140	(2,082)
2 Year U.S. Treasury Note Futures	CME	Long	8,619	January 2017	1,881,784	(148)
90 Day Euro Dollar Futures	CME	Short	10,000	December 2017	2,471,856	(144)
						$(2,947)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $217,128,000, which represented 2.53% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Coupon rate may change periodically.
[6]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $10,341,000, which represented .12% of the net assets of the fund.

Key to abbreviations

CME = CME Group

LCH = LCH.Clearnet

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

See Notes to Financial Statements

U.S. Government Securities Fund	11

Financial statements

Statement of assets and liabilities

at August 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value (cost: $8,673,562)		$8,885,252
Cash		5,865
Receivables for:
Sales of investments	$1,461,120
Sales of fund’s shares	8,995
Variation margin	4,007
Interest	24,740
Other	22	1,498,884
		10,390,001
Liabilities:
Payables for:
Purchases of investments	1,801,846
Repurchases of fund’s shares	11,152
Dividends on fund’s shares	220
Investment advisory services	1,519
Services provided by related parties	2,571
Trustees’ deferred compensation	252
Variation margin	2,728
Other	124	1,820,412
Net assets at August 31, 2016		$8,569,589

Net assets consist of:
Capital paid in on shares of beneficial interest		$8,480,454
Undistributed net investment income		10,801
Undistributed net realized gain		63,576
Net unrealized appreciation		14,758
Net assets at August 31, 2016		$8,569,589

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (607,888 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$3,029,101	214,843	$14.10
Class B	11,458	814	14.08
Class C	304,838	21,664	14.07
Class F-1	245,892	17,441	14.10
Class F-2	266,170	18,879	14.10
Class 529-A	141,625	10,045	14.10
Class 529-B	989	70	14.06
Class 529-C	55,246	3,930	14.06
Class 529-E	9,487	673	14.10
Class 529-F-1	12,816	909	14.10
Class R-1	10,780	766	14.08
Class R-2	132,937	9,445	14.07
Class R-2E	1,721	122	14.10
Class R-3	155,165	11,006	14.10
Class R-4	274,892	19,496	14.10
Class R-5E	10	1	14.10
Class R-5	59,807	4,241	14.10
Class R-6	3,856,655	273,543	14.10

See Notes to Financial Statements

12	U.S. Government Securities Fund

Statement of operations
for the year ended August 31, 2016	(dollars in thousands)

Investment income:
Income:
Interest		$123,405
Fees and expenses*:
Investment advisory services	$15,693
Distribution services	13,741
Transfer agent services	6,732
Administrative services	2,666
Reports to shareholders	326
Registration statement and prospectus	486
Trustees’ compensation	64
Auditing and legal	118
Custodian	19
Other	263	40,108
Net investment income		83,297

Net realized gain and unrealized depreciation:
Net realized gain on:
Investments	99,180
Interest rate swaps	14,709
Futures contracts	38,240	152,129
Net unrealized appreciation (depreciation) on:
Investments	178,757
Interest rate swaps	(196,349)
Futures contracts	(2,947)	(20,539)
Net realized gain and unrealized depreciation		131,590

Net increase in net assets resulting from operations		$214,887

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended August 31
	2016	2015
Operations:
Net investment income	$83,297	$54,318
Net realized gain	152,129	129,531
Net unrealized depreciation	(20,539)	(60,121)
Net increase in net assets resulting from operations	214,887	123,728
Dividends and distributions paid or accrued to shareholders:
Dividends from net investment income	(104,676)	(79,225)
Distributions from net realized gain on investments	(108,881)	—
Total dividends and distributions paid or accrued to shareholders	(213,557)	(79,225)

Net capital share transactions	1,622,261	601,654

Total increase in net assets	1,623,591	646,157

Net assets:
Beginning of year	6,945,998	6,299,841
End of year (including undistributed net investment income: $10,801 and $1,572, respectively)	$8,569,589	$6,945,998

See Notes to Financial Statements

U.S. Government Securities Fund	13

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

14	U.S. Government Securities Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency. Exchange-traded futures are generally valued at the official settlement price of, or the last reported sale price on, the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued or, lacking any sales, at the last available bid price. Prices for each future are taken from the exchange or market on which the security trades.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

U.S. Government Securities Fund	15

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$5,644,949	$—	$5,644,949
Mortgage-backed obligations	—	2,144,906	—	2,144,906
Federal agency bonds & notes	—	463,908	—	463,908
Short-term securities	—	631,489	—	631,489
Total	$—	$8,885,252	$—	$8,885,252

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on interest rate swaps	$—	$72,706	$—	$72,706
Unrealized appreciation on futures contracts	304	—	—	304
Liabilities:
Unrealized depreciation on interest rate swaps	—	(266,690)	—	(266,690)
Unrealized depreciation on futures contracts	(3,251)	—	—	(3,251)
Total	$(2,947)	$(193,984)	$—	$(196,931)

*	Interest rate swaps and futures contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

16	U.S. Government Securities Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments —The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions may increase the turnover rate of the fund.

Investing in inflation linked bonds — The values of inflation linked bonds generally fluctuate in response to changes in real interest rates —i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation linked bonds may also reduce the fund’s distributable income during periods of extreme deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult for the fund to buy or sell at an opportune time or price and may be difficult to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction

U.S. Government Securities Fund	17

(including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, or FCM, in a segregated account in the name of the FCM an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract. When initial margin is deposited with brokers, a receivable is recorded in the fund’s statement of assets and liabilities.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations.

18	U.S. Government Securities Fund

The following tables present the financial statement impacts resulting from the fund’s use of interest rate swaps and futures contracts as of, or for the year ended, August 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Interest rate swaps	Interest	Net unrealized appreciation*	$72,706	Net unrealized depreciation*	$266,690
Futures contracts	Interest	Net unrealized appreciation*	304	Net unrealized depreciation*	3,251
			$73,010		$269,941

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Interest rate swaps	Interest	Net realized gain on interest rate swaps	$14,709	Net unrealized depreciation on interest rate swaps	$(196,349)
Futures contracts	Interest	Net realized gain on futures contracts	38,240	Net unrealized depreciation on futures contracts	(2,947)
			$52,949		$(199,296)

*	Includes cumulative appreciation/depreciation on interest rate swaps and futures contracts as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund participates in a collateral program due to its use of interest rate swaps, futures contracts and future delivery contracts. For interest rate swaps and futures contracts, the program calls for the fund to pledge collateral for initial and variation margin by contract. For future delivery contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012 and by state tax authorities for tax years before 2011.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; amortization of premiums and discounts; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2016, the fund reclassified $6,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $30,614,000 from undistributed net realized gain to undistributed net investment income and $256,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

U.S. Government Securities Fund	19

As of August 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$61,724
Undistributed long-term capital gains	38,374
Gross unrealized appreciation on investment securities	213,589
Gross unrealized depreciation on investment securities	(10,125)
Net unrealized appreciation on investment securities	203,464
Cost of investment securities	8,681,788

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

	Year ended August 31, 2016						Year ended August 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid or accrued		Ordinary income		Long-term capital gains	Total dividends paid or accrued
Class A	$55,472		$20,693		$76,165		$28,691		$—	$28,691
Class B	238		153		391		108		—	108
Class C	3,395		2,006		5,401		949		—	949
Class F-1	3,785		1,233		5,018		1,694		—	1,694
Class F-2	4,100		1,186		5,286		1,314		—	1,314
Class 529-A	2,578		1,011		3,589		1,388		—	1,388
Class 529-B	17		12		29		8		—	8
Class 529-C	663		416		1,079		190		—	190
Class 529-E	150		66		216		64		—	64
Class 529-F-1	254		89		343		135		—	135
Class R-1	137		82		219		50		—	50
Class R-2	1,724		1,022		2,746		553		—	553
Class R-2E	10		3		13		—	*	—	—	*
Class R-3	2,459		1,106		3,565		1,123		—	1,123
Class R-4	3,154		976		4,130		1,347		—	1,347
Class R-5E†	—	*	—	*	—	*
Class R-5	2,716		965		3,681		1,534		—	1,534
Class R-6	76,987		24,699		101,686		40,077		—	40,077
Total	$157,839		$55,718		$213,557		$79,225		$—	$79,225

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.140% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2016, the investment advisory services fee was $15,693,000, which was equivalent to an annualized rate of 0.206% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

20	U.S. Government Securities Fund

assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From September 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

U.S. Government Securities Fund	21

For the year ended August 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$7,024	$4,498		$285		Not applicable
Class B	175	30		Not applicable		Not applicable
Class C	2,837	427		142		Not applicable
Class F-1	519	260		104		Not applicable
Class F-2	Not applicable	213		98		Not applicable
Class 529-A	304	185		68		$117
Class 529-B	14	2		1		1
Class 529-C	543	78		28		48
Class 529-E	45	9		5		8
Class 529-F-1	—	16		6		10
Class R-1	110	13		6		Not applicable
Class R-2	1,010	487		68		Not applicable
Class R-2E	5	2		—	*	Not applicable
Class R-3	740	270		74		Not applicable
Class R-4	415	170		84		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	67		60		Not applicable
Class R-6	Not applicable	5		1,637		Not applicable
Total class-specific expenses	$13,741	$6,732		$2,666		$184

*  Amount less than one thousand.

†  Class R-5E shares were offered beginning November 20, 2015.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $64,000 in the fund’s statement of operations reflects $54,000 in current fees (either paid in cash or deferred) and a net increase of $10,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

22	U.S. Government Securities Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends and distributions			Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2016
Class A	$918,581	65,122	$74,517	5,327		$(622,270)	(44,069)	$370,828	26,380
Class B	1,099	78	380	28		(13,648)	(968)	(12,169)	(862)
Class C	127,307	9,045	5,303	381		(88,166)	(6,253)	44,444	3,173
Class F-1	199,814	14,171	4,939	353		(105,386)	(7,459)	99,367	7,065
Class F-2	221,891	15,704	5,051	361		(77,881)	(5,513)	149,061	10,552
Class 529-A	36,706	2,600	3,581	256		(30,050)	(2,128)	10,237	728
Class 529-B	199	14	29	2		(1,114)	(79)	(886)	(63)
Class 529-C	14,772	1,050	1,078	77		(14,844)	(1,054)	1,006	73
Class 529-E	2,794	198	215	15		(2,037)	(144)	972	69
Class 529-F-1	4,798	340	342	24		(3,162)	(224)	1,978	140
Class R-1	2,874	204	217	16		(4,110)	(292)	(1,019)	(72)
Class R-2	49,108	3,489	2,730	196		(53,259)	(3,776)	(1,421)	(91)
Class R-2E	3,214	228	14	1		(1,519)	(108)	1,709	121
Class R-3	66,926	4,740	3,548	254		(55,424)	(3,927)	15,050	1,067
Class R-4	195,834	13,827	4,112	293		(48,141)	(3,407)	151,805	10,713
Class R-5E2	10	1	—	—		—	—	10	1
Class R-5	79,329	5,627	3,592	257		(137,272)	(9,678)	(54,351)	(3,794)
Class R-6	1,110,660	78,589	101,692	7,263		(366,712)	(26,229)	845,640	59,623
Total net increase (decrease)	$3,035,916	215,027	$211,340	15,104		$(1,624,995)	(115,308)	$1,622,261	114,823

Year ended August 31, 2015
Class A	$597,008	42,381	$27,788	1,971		$(641,323)	(45,594)	$(16,527)	(1,242)
Class B	1,879	133	104	7		(15,839)	(1,128)	(13,856)	(988)
Class C	63,388	4,505	919	65		(78,301)	(5,575)	(13,994)	(1,005)
Class F-1	136,310	9,709	1,663	118		(156,771)	(11,149)	(18,798)	(1,322)
Class F-2	79,714	5,648	1,248	88		(34,618)	(2,460)	46,344	3,276
Class 529-A	22,459	1,596	1,381	98		(31,605)	(2,248)	(7,765)	(554)
Class 529-B	111	8	7	—	[3]	(1,638)	(117)	(1,520)	(109)
Class 529-C	9,543	679	189	14		(16,890)	(1,202)	(7,158)	(509)
Class 529-E	2,403	170	64	5		(2,058)	(146)	409	29
Class 529-F-1	3,159	224	134	9		(2,707)	(192)	586	41
Class R-1	3,386	241	49	4		(5,884)	(420)	(2,449)	(175)
Class R-2	37,010	2,633	547	39		(51,308)	(3,650)	(13,751)	(978)
Class R-2E	—	—	—	—		—	—	—	—
Class R-3	48,591	3,452	1,112	79		(52,822)	(3,758)	(3,119)	(227)
Class R-4	43,636	3,099	1,342	95		(42,160)	(2,998)	2,818	196
Class R-5	47,571	3,375	1,531	109		(37,347)	(2,652)	11,755	832
Class R-6	853,962	60,667	40,064	2,841		(255,347)	(18,077)	638,679	45,431
Total net increase (decrease)	$1,950,130	138,520	$78,142	5,542		$(1,426,618)	(101,366)	$601,654	42,696

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $33,652,498,000 and $34,203,596,000, respectively, during the year ended August 31, 2016.

U.S. Government Securities Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Class A:
Year ended 8/31/2016	$14.09	$.14	$.26	$.40	$(.18)	$(.21)	$(.39)	$14.10	2.88%	$3,029	.63%	.97%
Year ended 8/31/2015	13.99	.10	.15	.25	(.15)	—	(.15)	14.09	1.82	2,655	.65	.72
Year ended 8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.32	2,654	.64	1.13
Year ended 8/31/2013	14.63	.05	(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.37)	3,141	.61	.36
Year ended 8/31/2012	14.48	.12	.52	.64	(.18)	(.31)	(.49)	14.63	4.50	4,245	.60	.82
Class B:
Year ended 8/31/2016	14.07	.02	.28	.30	(.08)	(.21)	(.29)	14.08	2.16	11	1.38	.13
Year ended 8/31/2015	13.98	— [3]	.15	.15	(.06)	—	(.06)	14.07	1.05	24	1.37	(.03)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.58	37	1.38	.38
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.10)	60	1.35	(.40)
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.73	110	1.35	.10
Class C:
Year ended 8/31/2016	14.07	.03	.25	.28	(.07)	(.21)	(.28)	14.07	2.06	305	1.42	.20
Year ended 8/31/2015	13.98	(.01)	.15	.14	(.05)	—	(.05)	14.07	1.09	260	1.42	(.05)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.46	272	1.43	.34
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.13)	362	1.40	(.45)
Year ended 8/31/2012	14.48	— [3]	.52	.52	(.06)	(.31)	(.37)	14.63	3.68	536	1.40	.02
Class F-1:
Year ended 8/31/2016	14.09	.14	.26	.40	(.18)	(.21)	(.39)	14.10	2.88	246	.65	1.01
Year ended 8/31/2015	13.99	.11	.15	.26	(.16)	—	(.16)	14.09	1.85	146	.62	.74
Year ended 8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.33	164	.64	1.14
Year ended 8/31/2013	14.63	.05	(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.38)	171	.62	.35
Year ended 8/31/2012	14.48	.12	.52	.64	(.18)	(.31)	(.49)	14.63	4.51	200	.61	.81
Class F-2:
Year ended 8/31/2016	14.09	.18	.25	.43	(.21)	(.21)	(.42)	14.10	3.15	266	.38	1.30
Year ended 8/31/2015	13.99	.14	.15	.29	(.19)	—	(.19)	14.09	2.09	117	.38	1.01
Year ended 8/31/2014	13.68	.19	.43	.62	(.19)	(.12)	(.31)	13.99	4.59	71	.39	1.39
Year ended 8/31/2013	14.63	.08	(.53)	(.45)	(.15)	(.35)	(.50)	13.68	(3.15)	61	.38	.59
Year ended 8/31/2012	14.48	.15	.52	.67	(.21)	(.31)	(.52)	14.63	4.76	63	.37	1.04
Class 529-A:
Year ended 8/31/2016	14.09	.13	.26	.39	(.17)	(.21)	(.38)	14.10	2.81	142	.71	.89
Year ended 8/31/2015	13.99	.09	.15	.24	(.14)	—	(.14)	14.09	1.75	131	.72	.65
Year ended 8/31/2014	13.68	.14	.43	.57	(.14)	(.12)	(.26)	13.99	4.23	138	.73	1.04
Year ended 8/31/2013	14.63	.04	(.53)	(.49)	(.11)	(.35)	(.46)	13.68	(3.46)	163	.69	.27
Year ended 8/31/2012	14.48	.11	.52	.63	(.17)	(.31)	(.48)	14.63	4.42	202	.69	.72
Class 529-B:
Year ended 8/31/2016	14.06	— [3]	.27	.27	(.06)	(.21)	(.27)	14.06	2.01	1	1.50	.02
Year ended 8/31/2015	13.97	(.01)	.15	.14	(.05)	—	(.05)	14.06	.98	2	1.48	(.15)
Year ended 8/31/2014	13.66	.04	.43	.47	(.04)	(.12)	(.16)	13.97	3.48	3	1.50	.26
Year ended 8/31/2013	14.63	(.08)	(.53)	(.61)	(.01)	(.35)	(.36)	13.66	(4.23)	6	1.47	(.52)
Year ended 8/31/2012	14.48	(.01)	.52	.51	(.05)	(.31)	(.36)	14.63	3.60	10	1.48	(.03)

24	U.S. Government Securities Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 8/31/2016	$14.06	$.02	$.26	$.28	$(.07)	$(.21)	$(.28)	$14.06	2.02%	$55		1.47%		.13%
Year ended 8/31/2015	13.97	(.01)	.15	.14	(.05)	—	(.05)	14.06	.98	54		1.47		(.11)
Year ended 8/31/2014	13.66	.04	.43	.47	(.04)	(.12)	(.16)	13.97	3.48	61		1.49		.28
Year ended 8/31/2013	14.63	(.08)	(.53)	(.61)	(.01)	(.35)	(.36)	13.66	(4.23)	77		1.47		(.51)
Year ended 8/31/2012	14.48	(.01)	.52	.51	(.05)	(.31)	(.36)	14.63	3.62	100		1.47		(.05)
Class 529-E:
Year ended 8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	9		.94		.67
Year ended 8/31/2015	13.99	.06	.15	.21	(.11)	—	(.11)	14.09	1.52	9		.95		.42
Year ended 8/31/2014	13.68	.09	.45	.54	(.11)	(.12)	(.23)	13.99	3.99	8		.97		.81
Year ended 8/31/2013	14.63	— [3]	(.53)	(.53)	(.07)	(.35)	(.42)	13.68	(3.69)	10		.94		.03
Year ended 8/31/2012	14.48	.07	.52	.59	(.13)	(.31)	(.44)	14.63	4.16	13		.94		.46
Class 529-F-1:
Year ended 8/31/2016	14.09	.16	.26	.42	(.20)	(.21)	(.41)	14.10	3.04	13		.49		1.13
Year ended 8/31/2015	13.99	.13	.15	.28	(.18)	—	(.18)	14.09	1.98	11		.49		.89
Year ended 8/31/2014	13.68	.21	.39	.60	(.17)	(.12)	(.29)	13.99	4.46	10		.51		1.28
Year ended 8/31/2013	14.63	.07	(.53)	(.46)	(.14)	(.35)	(.49)	13.68	(3.24)	11		.47		.49
Year ended 8/31/2012	14.48	.14	.52	.66	(.20)	(.31)	(.51)	14.63	4.65	13		.47		.94
Class R-1:
Year ended 8/31/2016	14.07	.03	.27	.30	(.08)	(.21)	(.29)	14.08	2.15	11		1.39		.20
Year ended 8/31/2015	13.98	— [3]	.15	.15	(.06)	—	(.06)	14.07	1.04	12		1.39		(.03)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.55	14		1.40		.37
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.12)	16		1.38		(.41)
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.70	19		1.38		.04
Class R-2:
Year ended 8/31/2016	14.07	.03	.26	.29	(.08)	(.21)	(.29)	14.07	2.10	133		1.37		.22
Year ended 8/31/2015	13.98	— [3]	.15	.15	(.06)	—	(.06)	14.07	1.05	134		1.38		(.02)
Year ended 8/31/2014	13.67	.05	.43	.48	(.05)	(.12)	(.17)	13.98	3.54	147		1.43		.34
Year ended 8/31/2013	14.63	(.06)	(.53)	(.59)	(.02)	(.35)	(.37)	13.67	(4.09)	174		1.35		(.39)
Year ended 8/31/2012	14.48	.01	.52	.53	(.07)	(.31)	(.38)	14.63	3.71	224		1.37		.05
Class R-2E:
Year ended 8/31/2016	14.09	.11	.25	.36	(.14)	(.21)	(.35)	14.10	2.63	2		1.07		.76
Year ended 8/31/2015	13.99	.12	.15	.27	(.17)	—	(.17)	14.09	1.95 [4]	—	[5]	.51	[4]	.86 [4]
Period from 8/29/2014 to 8/31/2014[6,7]	13.99	—	—	—	—	—	—	13.99	—	—	[5]	—		—
Class R-3:
Year ended 8/31/2016	14.09	.09	.26	.35	(.13)	(.21)	(.34)	14.10	2.57	155		.95		.66
Year ended 8/31/2015	13.99	.06	.15	.21	(.11)	—	(.11)	14.09	1.53	140		.94		.43
Year ended 8/31/2014	13.68	.11	.43	.54	(.11)	(.12)	(.23)	13.99	3.99	142		.97		.80
Year ended 8/31/2013	14.63	— [3]	(.53)	(.53)	(.07)	(.35)	(.42)	13.68	(3.69)	168		.94		.02
Year ended 8/31/2012	14.48	.07	.52	.59	(.13)	(.31)	(.44)	14.63	4.14	214		.95		.47

See page 26 for footnotes.

U.S. Government Securities Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income (loss) to average net assets
Class R-4:
Year ended 8/31/2016	$14.09	$.15	$.25	$.40	$(.18)	$(.21)	$(.39)	$14.10	2.90%	$275		.62%		1.09%
Year ended 8/31/2015	13.99	.11	.15	.26	(.16)	—	(.16)	14.09	1.86	124		.61		.76
Year ended 8/31/2014	13.68	.16	.42	.58	(.15)	(.12)	(.27)	13.99	4.33	120		.63		1.14
Year ended 8/31/2013	14.63	.05	(.53)	(.48)	(.12)	(.35)	(.47)	13.68	(3.38)	134		.61		.34
Year ended 8/31/2012	14.48	.12	.52	.64	(.18)	(.31)	(.49)	14.63	4.50	206		.61		.80
Class R-5E:
Period from 11/20/2015 to 8/31/2016[7,8]	14.08	.13	.25	.38	(.15)	(.21)	(.36)	14.10	2.74 [9]	—	[5]	.49	[10]	1.21	[10]
Class R-5:
Year ended 8/31/2016	14.09	.17	.27	.44	(.22)	(.21)	(.43)	14.10	3.20	60		.32		1.21
Year ended 8/31/2015	13.99	.15	.15	.30	(.20)	—	(.20)	14.09	2.15	113		.32		1.06
Year ended 8/31/2014	13.68	.20	.42	.62	(.19)	(.12)	(.31)	13.99	4.65	101		.33		1.44
Year ended 8/31/2013	14.63	.09	(.53)	(.44)	(.16)	(.35)	(.51)	13.68	(3.08)	133		.31		.65
Year ended 8/31/2012	14.48	.16	.52	.68	(.22)	(.31)	(.53)	14.63	4.80	170		.32		1.09
Class R-6:
Year ended 8/31/2016	14.09	.19	.26	.45	(.23)	(.21)	(.44)	14.10	3.26	3,857		.27		1.35
Year ended 8/31/2015	13.99	.16	.15	.31	(.21)	—	(.21)	14.09	2.20	3,014		.27		1.12
Year ended 8/31/2014	13.68	.21	.42	.63	(.20)	(.12)	(.32)	13.99	4.70	2,357		.28		1.51
Year ended 8/31/2013	14.63	.10	(.53)	(.43)	(.17)	(.35)	(.52)	13.68	(3.03)	1,596		.26		.72
Year ended 8/31/2012	14.48	.17	.52	.69	(.23)	(.31)	(.54)	14.63	4.86	1,012		.27		1.14

	Year ended August 31
Portfolio turnover rate for all share classes[11]	2016	2015	2014	2013	2012
Including mortgage dollar roll transactions	693%	771%	423%	488%	353%
Excluding mortgage dollar roll transactions	296%	263%	Not available

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Class R-2E shares were offered beginning August 29, 2014.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-5E shares were offered beginning November 20, 2015.
[9]	Not annualized.
[10]	Annualized.
[11]	Refer to Note 5 for more information on mortgage dollar rolls.

See Notes to Financial Statements

26	U.S. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The American Funds Income Series — U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series — U.S. Government Securities Fund (the “Fund”), including the summary investment portfolio, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series — U.S. Government Securities Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 12, 2016

U.S. Government Securities Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2016, through August 31, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	U.S. Government Securities Fund

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	3/1/2016	8/31/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,008.31	$3.24	.64%
Class A - assumed 5% return	1,000.00	1,021.98	3.26	.64
Class B - actual return	1,000.00	1,004.64	6.97	1.38
Class B - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class C - actual return	1,000.00	1,003.80	7.17	1.42
Class C - assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 - actual return	1,000.00	1,008.26	3.29	.65
Class F-1 - assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 - actual return	1,000.00	1,009.62	1.98	.39
Class F-2 - assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-A - actual return	1,000.00	1,008.01	3.54	.70
Class 529-A - assumed 5% return	1,000.00	1,021.68	3.57	.70
Class 529-B - actual return	1,000.00	1,004.24	7.48	1.48
Class 529-B - assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-C - actual return	1,000.00	1,004.35	7.38	1.46
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E - actual return	1,000.00	1,006.78	4.75	.94
Class 529-E - assumed 5% return	1,000.00	1,020.47	4.79	.94
Class 529-F-1 - actual return	1,000.00	1,009.09	2.43	.48
Class 529-F-1 - assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 - actual return	1,000.00	1,004.65	6.97	1.38
Class R-1 - assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class R-2 - actual return	1,000.00	1,004.22	6.67	1.32
Class R-2 - assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class R-2E - actual return	1,000.00	1,006.33	5.51	1.09
Class R-2E - assumed 5% return	1,000.00	1,019.71	5.55	1.09
Class R-3 - actual return	1,000.00	1,006.81	4.75	.94
Class R-3 - assumed 5% return	1,000.00	1,020.47	4.79	.94
Class R-4 - actual return	1,000.00	1,008.43	3.14	.62
Class R-4 - assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E - actual return	1,000.00	1,009.02	2.53	.50
Class R-5E - assumed 5% return	1,000.00	1,022.68	2.55	.50
Class R-5 - actual return	1,000.00	1,009.84	1.72	.34
Class R-5 - assumed 5% return	1,000.00	1,023.49	1.73	.34
Class R-6 - actual return	1,000.00	1,010.18	1.42	.28
Class R-6 - assumed 5% return	1,000.00	1,023.79	1.43	.28

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2016:

Long-term capital gains	$55,719,000
U.S. government income that may be exempt from state taxation	$69,997,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

U.S. Government Securities Fund	29

Approval of Investment Advisory and Service Agreement

U.S. Government Securities Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for a one-year term through April 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing a high level of current income consistent with prudent investment risk and preservation of capital. They compared the fund’s investment results with those of other relevant funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through October 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against the Lipper General U.S. Government Funds Average and the Bloomberg Barclays U.S. Government/Mortgage-Backed Securities Index. They noted that the investment results of the fund were above the results of the Lipper average for all periods and above the results of the Bloomberg Barclays index for the year-to-date and one-year periods (while below the results for the three-, five-, 10-year and lifetime periods). The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and total expenses were below the median advisory fees and total expenses of the other funds included in the Lipper General U.S. Government Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

30	U.S. Government Securities Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

U.S. Government Securities Fund	31

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2010	CEO and President, Richard Nixon Foundation; Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	81	General Finance Corporation
James G. Ellis, 1947	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	81	Mercury General Corporation
Leonard R. Fuller, 1946	1994	Private investor; former President and CEO, Fuller Consulting (financial management consulting)	81	None
R. Clark Hooper, 1946 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	81	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	80	MasterCard Incorporated; Trimble Navigation Limited
Laurel B. Mitchell, PhD, 1955	2010	Distinguished Professor of Accounting, University of Redlands; former Director, Accounting Program, University of Redlands	77	None
Frank M. Sanchez, 1943	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	77	None
Margaret Spellings, 1957	2010	President, The University of North Carolina; former President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce	82	ClubCorp Holdings, Inc.
Steadman Upham, PhD, 1949	2007	President and University Professor, The University of Tulsa	80	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 1956 Vice Chairman of the Board	1993	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company	23	None
Michael C. Gitlin, 1970	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	19	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 33 for footnotes.

32	U.S. Government Securities Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Kristine M. Nishiyama, 1970 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Ritchie Tuazon, 1978 Vice President	2015	Vice President — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

U.S. Government Securities Fund	33

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34	U.S. Government Securities Fund

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U.S. Government Securities Fund	35

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
300 South Grand Avenue, 22nd Floor
Los Angeles, CA 90071-3132

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2016, portfolio of U.S. Government Securities Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

Bloomberg® is a trademark of Bloomberg Finance L.P. (collectively with its affiliates, “Bloomberg”). Barclays® is a trademark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Neither Bloomberg nor Barclays approves or endorses this material, guarantees the accuracy or completeness of any information herein and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

The American Funds AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$120,000
2016	$105,000

b) Audit-Related Fees:
2015	$2,000
2016	$1,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:

2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,176,000
2016	$1,073,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$5,000
2016	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,436,000 for fiscal year 2015 and $1,212,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

U.S. Government Securities Fund®
Investment portfolio
August 31, 2016
Bonds, notes & other debt instruments 96.31% U.S. Treasury bonds & notes 65.87% U.S. Treasury 47.83%	Principal amount (000)	Value (000)
U.S. Treasury 0.625% 2017	$125,410	$125,356
U.S. Treasury 0.875% 2017	124,200	124,447
U.S. Treasury 1.00% 2017	114,390	114,747
U.S. Treasury 0.75% 2018	149,000	148,924
U.S. Treasury 0.875% 2018	40,000	40,052
U.S. Treasury 0.875% 2019	235,000	234,864
U.S. Treasury 1.50% 2019[1]	303,000	307,866
U.S. Treasury 1.50% 2019	17,000	17,273
U.S. Treasury 1.625% 2019	83,100	84,775
U.S. Treasury 1.625% 2019[1]	52,900	53,952
U.S. Treasury 1.75% 2019	74,000	75,746
U.S. Treasury 3.625% 2019	36,000	38,816
U.S. Treasury 1.25% 2020	90,500	91,178
U.S. Treasury 1.25% 2020	15,600	15,714
U.S. Treasury 1.375% 2020	84,898	85,683
U.S. Treasury 1.375% 2020	36,000	36,402
U.S. Treasury 1.375% 2020	27,000	27,308
U.S. Treasury 1.625% 2020	152,000	154,988
U.S. Treasury 1.625% 2020	7,500	7,648
U.S. Treasury 1.75% 2020	70,250	71,990
U.S. Treasury 1.75% 2020	56,150	57,525
U.S. Treasury 2.00% 2020	46,850	48,479
U.S. Treasury 8.75% 2020	5,255	6,819
U.S. Treasury 1.125% 2021	66,070	65,813
U.S. Treasury 1.125% 2021	55,000	54,817
U.S. Treasury 1.125% 2021	15,390	15,363
U.S. Treasury 1.375% 2021	206,000	207,778
U.S. Treasury 2.25% 2021	154,600	161,908
U.S. Treasury 3.625% 2021	8,300	9,179
U.S. Treasury 8.00% 2021	3,400	4,559
U.S. Treasury 1.625% 2022	83,758	84,973
U.S. Treasury 1.75% 2022	62,600	64,057
U.S. Treasury 1.75% 2022	47,000	48,105
U.S. Treasury 1.875% 2022	109,800	113,018
U.S. Treasury 2.125% 2022	63,000	65,751
U.S. Treasury 1.25% 2023	85,000	83,912
U.S. Treasury 1.375% 2023	160,000	159,341
U.S. Treasury 1.375% 2023	55,000	54,725
U.S. Treasury 2.50% 2023	31,325	33,525
U.S. Treasury 2.75% 2023	147,900	161,066
U.S. Treasury 2.75% 2024	87,700	95,638
U.S. Treasury 2.00% 2025	111,300	115,290
U.S. Treasury 1.50% 2026	55,000	54,609
U.S. Treasury 1.625% 2026	90,000	90,265
U.S. Treasury 6.25% 2030	5,250	8,164
U.S. Treasury 3.125% 2043	12,450	14,806
U.S. Government Securities Fund — Page 1 of 9

Bonds, notes & other debt instruments U.S. Treasury bonds & notes (continued) U.S. Treasury (continued)	Principal amount (000)	Value (000)
U.S. Treasury 3.625% 2043	$8,700	$11,303
U.S. Treasury 2.875% 2045	158,125	179,850
U.S. Treasury 3.00% 2045	45,875	53,457
U.S. Treasury 2.25% 2046	104,393	104,793
U.S. Treasury 2.50% 2046	12,000	12,680
		4,099,297
U.S. Treasury inflation-protected securities 18.04%
U.S. Treasury Inflation-Protected Security 0.125% 2017[2]	42,445	42,386
U.S. Treasury Inflation-Protected Security 0.125% 2020[2]	42,217	42,619
U.S. Treasury Inflation-Protected Security 0.125% 2021[2]	215,553	217,732
U.S. Treasury Inflation-Protected Security 0.125% 2022[2]	7,934	8,023
U.S. Treasury Inflation-Protected Security 0.125% 2023[2]	7,727	7,773
U.S. Treasury Inflation-Protected Security 0.375% 2023[2]	6,483	6,652
U.S. Treasury Inflation-Protected Security 0.125% 2024[2]	163,012	163,718
U.S. Treasury Inflation-Protected Security 0.25% 2025[2]	52,974	53,445
U.S. Treasury Inflation-Protected Security 0.375% 2025[2]	249,707	255,373
U.S. Treasury Inflation-Protected Security 2.375% 2025[2]	191,151	226,158
U.S. Treasury Inflation-Protected Security 0.125% 2026[2]	90,492	90,647
U.S. Treasury Inflation-Protected Security 0.625% 2026[2]	29,395	30,648
U.S. Treasury Inflation-Protected Security 2.00% 2026[2]	34,426	40,099
U.S. Treasury Inflation-Protected Security 2.125% 2041[2]	3,026	4,091
U.S. Treasury Inflation-Protected Security 0.75% 2042[2]	183,873	190,617
U.S. Treasury Inflation-Protected Security 1.00% 2046[2]	148,568	165,671
		1,545,652
Total U.S. Treasury bonds & notes		5,644,949
Mortgage-backed obligations 25.03% Federal agency mortgage-backed obligations 24.60%
Fannie Mae 3.311% 2017[3]	1,943	1,970
Fannie Mae 10.50% 2018[3]	115	123
Fannie Mae 5.50% 2023[3]	782	855
Fannie Mae 6.00% 2024[3]	497	568
Fannie Mae 10.482% 2025[3]	150	160
Fannie Mae 6.00% 2026[3]	27	31
Fannie Mae 6.50% 2027[3]	854	979
Fannie Mae 6.50% 2027[3]	363	416
Fannie Mae 5.00% 2028[3]	411	455
Fannie Mae 2.00% 2031[3,4]	90,000	90,953
Fannie Mae 2.00% 2031[3,4]	70,000	70,629
Fannie Mae 2.50% 2031[3,4]	275,000	283,583
Fannie Mae 8.00% 2031[3]	541	630
Fannie Mae 3.50% 2035[3]	26,057	27,692
Fannie Mae 3.50% 2035[3]	19,708	20,923
Fannie Mae 4.00% 2036[3]	17,632	19,125
Fannie Mae 4.00% 2036[3]	13,401	14,557
Fannie Mae 4.00% 2036[3]	5,584	6,066
Fannie Mae 6.50% 2037[3]	291	325
Fannie Mae 6.50% 2037[3]	247	276
Fannie Mae 6.50% 2037[3]	91	101
Fannie Mae 7.00% 2037[3]	329	365
Fannie Mae 7.00% 2037[3]	176	195
Fannie Mae 7.00% 2037[3]	12	13
U.S. Government Securities Fund — Page 2 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Fannie Mae 7.50% 2037[3]	$55	$62
Fannie Mae 6.00% 2038[3]	147	162
Fannie Mae 7.00% 2038[3]	559	619
Fannie Mae 4.00% 2041[3]	15,802	17,359
Fannie Mae 4.00% 2041[3]	10,204	10,971
Fannie Mae 4.00% 2041[3]	7,842	8,429
Fannie Mae 4.00% 2041[3]	7,680	8,259
Fannie Mae 4.00% 2041[3]	5,975	6,425
Fannie Mae 4.00% 2041[3]	5,430	5,840
Fannie Mae 4.00% 2041[3]	5,419	5,827
Fannie Mae 4.00% 2041[3]	4,521	4,860
Fannie Mae 4.00% 2041[3]	4,459	4,793
Fannie Mae 4.00% 2041[3]	4,155	4,468
Fannie Mae 4.00% 2041[3]	4,101	4,410
Fannie Mae 4.00% 2041[3]	4,093	4,401
Fannie Mae 4.00% 2041[3]	4,008	4,311
Fannie Mae 4.00% 2041[3]	3,741	4,011
Fannie Mae 4.00% 2041[3]	3,711	3,991
Fannie Mae 4.00% 2041[3]	3,634	3,908
Fannie Mae 4.00% 2041[3]	3,617	3,891
Fannie Mae 4.00% 2041[3]	3,633	3,889
Fannie Mae 4.00% 2041[3]	3,601	3,870
Fannie Mae 4.00% 2041[3]	3,564	3,834
Fannie Mae 4.00% 2041[3]	3,516	3,764
Fannie Mae 4.00% 2041[3]	3,308	3,555
Fannie Mae 5.00% 2041[3]	2,155	2,436
Fannie Mae 5.00% 2041[3]	1,576	1,785
Fannie Mae 5.00% 2041[3]	1,123	1,273
Fannie Mae 5.00% 2041[3]	735	824
Fannie Mae 4.00% 2042[3]	11,211	12,318
Fannie Mae 4.00% 2042[3]	9,425	10,134
Fannie Mae 4.00% 2042[3]	8,320	8,941
Fannie Mae 4.00% 2042[3]	648	713
Fannie Mae 4.00% 2043[3]	5,707	6,270
Fannie Mae 4.00% 2044[3]	4,942	5,428
Fannie Mae 3.50% 2046[3,4]	48,600	51,201
Fannie Mae 3.50% 2046[3]	41,150	42,723
Fannie Mae 3.50% 2046[3]	12,064	12,525
Fannie Mae 3.50% 2046[3,5]	10,000	10,341
Fannie Mae 4.00% 2046[3]	50,436	52,866
Fannie Mae 4.00% 2046[3]	22,459	23,449
Fannie Mae 4.00% 2046[3]	7,163	7,479
Fannie Mae 4.00% 2046[3]	5,358	5,594
Fannie Mae 4.00% 2046[3]	2,134	2,229
Fannie Mae 4.00% 2046[3,4]	1,660	1,777
Fannie Mae 4.50% 2046[3]	35,490	38,953
Fannie Mae, Series 2001-4, Class NA, 9.679% 2025[3,6]	41	45
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[3]	328	370
Fannie Mae, Series 2001-20, Class E, 9.583% 2031[3,6]	8	8
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036[3]	1,248	1,138
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[3]	807	746
Fannie Mae, Series 2006-65, Class PF, 0.804% 2036[3,6]	1,049	1,046
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039[3,6]	308	352
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 1.074% 2048[3,6,7]	41	41
U.S. Government Securities Fund — Page 3 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Freddie Mac 10.00% 2025[3]	$99	$104
Freddie Mac 3.50% 2034[3]	8,989	9,534
Freddie Mac 3.00% 2035[3]	19,152	20,075
Freddie Mac 3.50% 2035[3]	55,681	59,237
Freddie Mac 3.50% 2035[3]	47,614	50,647
Freddie Mac 3.50% 2035[3]	32,289	34,254
Freddie Mac 3.50% 2035[3]	28,547	30,370
Freddie Mac 3.50% 2035[3]	23,156	24,638
Freddie Mac 3.50% 2035[3]	18,481	19,606
Freddie Mac 3.50% 2035[3]	13,420	14,278
Freddie Mac 3.50% 2035[3]	8,330	8,862
Freddie Mac 3.50% 2035[3]	7,621	8,105
Freddie Mac 3.50% 2035[3]	6,954	7,396
Freddie Mac 3.50% 2035[3]	6,435	6,828
Freddie Mac 2.63% 2036[3,6]	571	605
Freddie Mac 3.50% 2036[3]	64,468	68,576
Freddie Mac 6.50% 2037[3]	86	92
Freddie Mac 5.00% 2041[3]	5,025	5,661
Freddie Mac 4.00% 2043[3]	8,172	8,946
Freddie Mac 4.00% 2043[3]	4,429	4,848
Freddie Mac 4.00% 2043[3]	3,433	3,772
Freddie Mac 4.00% 2043[3]	2,264	2,479
Freddie Mac 4.00% 2043[3]	1,497	1,638
Freddie Mac 4.00% 2044[3]	3,728	4,093
Freddie Mac 3.50% 2046[3]	131,540	139,001
Freddie Mac 3.50% 2046[3]	80,270	84,591
Freddie Mac 4.00% 2046[3]	1,863	1,947
Freddie Mac 4.50% 2046[3]	8,536	9,379
Freddie Mac, Series 2289, Class NA, 10.067% 2020[3,6]	17	18
Freddie Mac, Series 2289, Class NB, 9.00% 2022[3,6]	12	13
Freddie Mac, Series 1567, Class A, 0.908% 2023[3,6]	11	11
Freddie Mac, Series 2626, Class NG, 3.50% 2023[3]	21	21
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[3]	1,539	1,392
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[3]	698	644
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	632	581
Freddie Mac, Series 3156, Class PF, 0.758% 2036[3,6]	1,828	1,819
Government National Mortgage Assn. 10.00% 2019[3]	66	70
Government National Mortgage Assn. 10.00% 2021[3]	40	44
Government National Mortgage Assn. 6.50% 2029[3]	468	518
Government National Mortgage Assn. 6.50% 2032[3]	759	877
Government National Mortgage Assn. 6.50% 2037[3]	384	443
Government National Mortgage Assn. 5.50% 2038[3]	449	510
Government National Mortgage Assn. 5.50% 2038[3]	72	77
Government National Mortgage Assn. 6.00% 2038[3]	599	692
Government National Mortgage Assn. 6.50% 2038[3]	278	318
Government National Mortgage Assn. 6.50% 2038[3]	263	282
Government National Mortgage Assn. 6.50% 2038[3]	207	238
Government National Mortgage Assn. 6.50% 2038[3]	193	222
Government National Mortgage Assn. 4.00% 2039[3]	795	855
Government National Mortgage Assn. 4.00% 2039[3]	69	74
Government National Mortgage Assn. 5.00% 2039[3]	1,609	1,791
Government National Mortgage Assn. 6.00% 2039[3]	3,215	3,710
Government National Mortgage Assn. 6.50% 2039[3]	802	918
Government National Mortgage Assn. 4.50% 2040[3]	1,348	1,475
U.S. Government Securities Fund — Page 4 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Federal agency mortgage-backed obligations (continued)	Principal amount (000)	Value (000)
Government National Mortgage Assn. 5.00% 2040[3]	$707	$790
Government National Mortgage Assn. 5.00% 2040[3]	246	274
Government National Mortgage Assn. 5.50% 2040[3]	5,036	5,685
Government National Mortgage Assn. 3.50% 2041[3]	922	969
Government National Mortgage Assn. 4.00% 2041[3]	343	357
Government National Mortgage Assn. 4.50% 2041[3]	16,326	17,663
Government National Mortgage Assn. 5.00% 2041[3]	8,670	9,402
Government National Mortgage Assn. 5.00% 2041[3]	156	165
Government National Mortgage Assn. 5.50% 2041[3]	525	565
Government National Mortgage Assn. 5.50% 2041[3]	409	439
Government National Mortgage Assn. 5.50% 2041[3]	77	82
Government National Mortgage Assn. 6.00% 2041[3]	86	95
Government National Mortgage Assn. 6.50% 2041[3]	2,192	2,462
Government National Mortgage Assn. 3.50% 2042[3]	556	591
Government National Mortgage Assn. 4.00% 2042[3]	4,125	4,376
Government National Mortgage Assn. 4.00% 2042[3]	2,131	2,260
Government National Mortgage Assn. 3.50% 2043[3]	5,393	5,729
Government National Mortgage Assn. 4.50% 2043[3]	769	830
Government National Mortgage Assn. 4.50% 2044[3]	27	29
Government National Mortgage Assn. 4.50% 2045[3]	87,854	94,868
Government National Mortgage Assn. 4.50% 2045[3]	84,214	90,918
Government National Mortgage Assn. 4.50% 2045[3]	41,966	45,317
Government National Mortgage Assn. 4.50% 2045[3]	36,944	39,893
Government National Mortgage Assn. 4.50% 2045[3]	29,718	32,091
Government National Mortgage Assn. 4.50% 2045[3]	11,303	12,205
Government National Mortgage Assn. 4.50% 2045[3]	7,158	7,729
Government National Mortgage Assn. 4.50% 2045[3]	852	920
Government National Mortgage Assn. 4.50% 2045[3]	189	204
Government National Mortgage Assn. 4.00% 2046[3]	18,521	19,272
Government National Mortgage Assn. 5.922% 2058[3]	2,746	2,863
Government National Mortgage Assn. 6.172% 2058[3]	65	68
Government National Mortgage Assn. 6.22% 2058[3]	535	544
Government National Mortgage Assn., Series 2003-116, Class JD, 5.00% 2032[3]	59	59
Government National Mortgage Assn., Series 2003-46, 5.00% 2033[3]	1,902	2,048
Government National Mortgage Assn., Series 2003, 6.116% 2058[3]	713	731
Government National Mortgage Assn., Series 2010-H13, Class JA, 5.46% 2059[3]	8,320	8,462
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.429% 2060[3,6]	36,050	38,104
National Credit Union Administration, Series 2010-R2, Class 1A, 0.843% 2017[3,6]	419	420
National Credit Union Administration, Series 2011-R3, Class 1A, 0.904% 2020[3,6]	978	975
National Credit Union Administration, Series 2011-R1, Class 1A, 0.944% 2020[3,6]	604	605
Vendee Mortgage Trust, Series 2011-2, Class V, 3.75% 2028[3]	12,169	12,868
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032[3]	12,342	13,614
Vendee Mortgage Trust, Series 2011-2, Class DA, 3.75% 2033[3]	9,162	9,486
Vendee Mortgage Trust, Series 2010-1, Class DA, 4.25% 2035[3]	3,610	3,820
		2,107,926
Other mortgage-backed securities 0.43%
Fannie Mae, Series 2014-M6, Class FA, multifamily 0.763% 2017[3,6]	545	545
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022[3]	4,325	4,519
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022[3]	3,500	3,690
Fannie Mae, Series 2014-M1, Class A2, multifamily 3.38% 2023[3,6]	3,600	3,860
Fannie Mae, Series 2014-M3, Class A2, multifamily 3.501% 2024[3,6]	6,525	7,108
Freddie Mac, Series KGRP, Class A, multifamily 0.90% 2020[3,6]	2,450	2,456
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020[3]	1,374	1,415
U.S. Government Securities Fund — Page 5 of 9

Bonds, notes & other debt instruments Mortgage-backed obligations (continued) Other mortgage-backed securities (continued)	Principal amount (000)	Value (000)
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020[3]	$1,702	$1,733
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021[3]	1,385	1,384
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022[3]	2,204	2,293
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023[3]	3,185	3,315
Freddie Mac, Series K029, Class A2, multifamily 3.32% 2023[3]	1,200	1,312
Freddie Mac, Series K041, Class A2, multifamily 3.171% 2024[3]	3,075	3,350
		36,980
Total mortgage-backed obligations		2,144,906
Federal agency bonds & notes 5.41%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026[3]	1,663	1,725
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026[3]	1,709	1,771
Fannie Mae 1.25% 2017	13,110	13,150
Fannie Mae 5.00% 2017	4,410	4,495
Fannie Mae 1.50% 2020	15,000	15,215
Fannie Mae 3.51% 2029	17,500	17,677
Fannie Mae 7.125% 2030	3,000	4,702
Federal Farm Credit Banks 0.579% 2017[6]	8,861	8,866
Federal Home Loan Bank 1.75% 2018	109,000	110,970
Federal Home Loan Bank 3.375% 2023	14,160	15,867
Federal Home Loan Bank 5.50% 2036	700	1,033
Freddie Mac 0.50% 2017	45,000	44,995
Freddie Mac 1.25% 2019	51,820	52,140
Private Export Funding Corp. 1.45% 2019	5,250	5,297
Private Export Funding Corp. 2.25% 2020	10,000	10,350
Private Export Funding Corp. 3.55% 2024	11,150	12,554
Small Business Administration, Series 2001-20K, 5.34% 2021[3]	234	250
Small Business Administration, Series 2001-20J, 5.76% 2021[3]	81	87
Small Business Administration, Series 2001-20F, 6.44% 2021[3]	293	313
Small Business Administration, Series 2003-20B, 4.84% 2023[3]	984	1,053
Tennessee Valley Authority 1.875% 2022	18,350	18,683
Tennessee Valley Authority 4.65% 2035	3,930	5,060
Tennessee Valley Authority 5.88% 2036	2,750	4,078
Tennessee Valley Authority, Series A, 3.875% 2021	8,500	9,448
Tennessee Valley Authority, Series B, 3.50% 2042	4,185	4,735
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	4,411
TVA Southaven 3.846% 2033[3]	2,664	2,934
United States Agency for International Development, Jordan (Kingdom of) 1.945% 2019	31,500	32,346
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,200	8,629
United States Agency for International Development, Jordan (Kingdom of) 2.578% 2022	6,000	6,344
United States Agency for International Development, Jordan (Kingdom of) 3.00% 2025	2,500	2,678
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	5,000	6,182
United States Agency for International Development, Tunisia (Kingdom of) 1.416% 2021	7,000	7,005
United States Agency for International Development, Ukraine, 1.844% 2019	2,890	2,955
United States Agency for International Development, Ukraine, 1.847% 2020	20,000	20,397
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.49% 2029[3]	1,658	1,800
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.82% 2032[3]	1,852	2,073
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp, 3.938% 2032[3]	1,460	1,640
		463,908
Total bonds, notes & other debt instruments (cost: $8,042,058,000)		8,253,763
U.S. Government Securities Fund — Page 6 of 9

Short-term securities 7.37%	Principal amount (000)	Value (000)
ExxonMobil Corp. 0.37% due 9/16/2016	$1,800	$1,800
Federal Home Loan Bank 0.31%–0.33% due 10/31/2016–11/4/2016	57,100	57,067
General Electric Co. 0.34% due 9/1/2016	41,400	41,399
PepsiCo Inc. 0.37% due 9/14/2016[7]	25,000	24,997
U.S. Treasury Bills 0.26%–0.42% due 11/3/2016–2/2/2017	507,000	506,226
Total short-term securities (cost: $631,504,000)		631,489
Total investment securities 103.68% (cost: $8,673,562,000)		8,885,252
Other assets less liabilities (3.68)%		(315,663)
Net assets 100.00%		$8,569,589
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average month-end notional amount of interest rate swaps while held was $10,028,508,000.
Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Receive	LCH	3-month USD-LIBOR	0.979%	1/15/2018	$668,000	$(174)
Pay	LCH	3-month USD-LIBOR	0.98	8/26/2018	343,300	481
Pay	LCH	3-month USD-LIBOR	1.002	8/30/2018	342,500	322
Pay	LCH	3-month USD-LIBOR	1.003	8/30/2018	342,500	315
Receive	LCH	3-month USD-LIBOR	1.515	6/4/2019	120,000	1,361
Receive	LCH	3-month USD-LIBOR	1.789	6/20/2019	234,800	4,475
Receive	LCH	3-month USD-LIBOR	1.7945	6/20/2019	146,600	2,816
Receive	LCH	3-month USD-LIBOR	1.7905	6/20/2019	58,600	1,119
Receive	LCH	3-month USD-LIBOR	1.732	6/27/2019	115,000	2,025
Receive	LCH	3-month USD-LIBOR	1.799	8/8/2019	112,000	2,247
Receive	LCH	3-month USD-LIBOR	1.773	8/11/2019	108,000	2,084
Receive	LCH	3-month USD-LIBOR	1.9225	9/25/2019	132,000	3,226
Receive	LCH	3-month USD-LIBOR	1.785	1/2/2020	90,000	1,940
Receive	LCH	3-month USD-LIBOR	1.655	2/11/2020	160,000	2,808
Pay	LCH	3-month USD-LIBOR	1.537	1/14/2021	90,000	(1,359)
Receive	LCH	3-month USD-LIBOR	1.148	4/13/2021	167,000	(369)
Pay	LCH	3-month USD-LIBOR	1.086	6/21/2021	132,000	760
Pay	LCH	3-month USD-LIBOR	1.103	7/20/2021	200,000	1,028
Receive	LCH	3-month USD-LIBOR	2.8	9/2/2022	560,000	14,112
Receive	LCH	3-month USD-LIBOR	2.75	9/2/2022	560,000	13,574
Receive	LCH	3-month USD-LIBOR	1.79	9/28/2022	76,000	2,324
Receive	LCH	3-month USD-LIBOR	2.0005	1/4/2023	64,000	2,819
Receive	LCH	3-month USD-LIBOR	1.335	6/13/2023	63,000	111
Receive	LCH	3-month USD-LIBOR	1.24	7/19/2023	120,000	(574)
Receive	LCH	3-month USD-LIBOR	1.266	8/26/2023	100,000	(355)
Receive	LCH	3-month USD-LIBOR	1.2595	8/26/2023	100,000	(399)
Receive	LCH	3-month USD-LIBOR	1.251	8/26/2023	100,000	(457)
Receive	LCH	3-month USD-LIBOR	1.2845	8/30/2023	100,400	(224)
Receive	LCH	3-month USD-LIBOR	1.281	8/30/2023	99,600	(246)
Pay	LCH	3-month USD-LIBOR	2.74125	11/22/2023	79,000	(7,804)
Pay	LCH	3-month USD-LIBOR	2.7343	11/22/2023	100,000	(9,831)
Pay	LCH	3-month USD-LIBOR	2.683	8/4/2024	63,000	(6,364)
Pay	LCH	3-month USD-LIBOR	2.469	6/9/2025	23,000	(2,076)
Pay	LCH	3-month USD-LIBOR	2.1065	11/6/2025	50,000	(3,047)
U.S. Government Securities Fund — Page 7 of 9

Pay/receive fixed rate	Clearinghouse	Floating rate index	Fixed rate	Expiration date	Notional (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
Pay	LCH	3-month USD-LIBOR	2.1525%	12/22/2025	$133,000	$(8,701)
Receive	LCH	3-month USD-LIBOR	1.96625	1/15/2026	185,000	9,061
Pay	LCH	3-month USD-LIBOR	1.7545	2/5/2026	45,000	(1,345)
Pay	LCH	3-month USD-LIBOR	1.6035	4/13/2026	174,000	(2,794)
Pay	LCH	3-month USD-LIBOR	2.97125	9/2/2030	124,000	(14,008)
Pay	LCH	3-month USD-LIBOR	3.005	9/2/2030	124,000	(14,389)
Pay	LCH	3-month USD-LIBOR	3.34	6/27/2044	80,000	(31,137)
Pay	LCH	3-month USD-LIBOR	3.206	7/31/2044	27,000	(9,687)
Pay	LCH	3-month USD-LIBOR	3.238	8/8/2044	28,000	(10,254)
Pay	LCH	3-month USD-LIBOR	2.7045	1/2/2045	38,500	(9,330)
Pay	LCH	3-month USD-LIBOR	2.7025	9/10/2045	93,000	(22,892)
Pay	LCH	3-month USD-LIBOR	2.525	10/20/2045	32,000	(6,509)
Pay	LCH	3-month USD-LIBOR	2.516	10/20/2045	48,000	(9,658)
Pay	LCH	3-month USD-LIBOR	2.5315	10/26/2045	20,000	(4,102)
Pay	LCH	3-month USD-LIBOR	2.5375	11/3/2045	42,000	(8,677)
Pay	LCH	3-month USD-LIBOR	2.58245	11/5/2045	13,000	(2,829)
Pay	LCH	3-month USD-LIBOR	2.57067	11/9/2045	55,000	(11,813)
Pay	LCH	3-month USD-LIBOR	2.6485	11/16/2045	54,375	(12,723)
Pay	LCH	3-month USD-LIBOR	2.52822	11/23/2045	17,800	(3,641)
Pay	LCH	3-month USD-LIBOR	2.59125	12/16/2045	22,500	(4,960)
Pay	LCH	3-month USD-LIBOR	2.628	12/17/2045	79,000	(18,129)
Pay	LCH	3-month USD-LIBOR	2.5885	12/23/2045	52,500	(11,545)
Pay	LCH	3-month USD-LIBOR	2.4095	1/14/2046	25,000	(4,401)
Receive	LCH	3-month USD-LIBOR	2.11	4/13/2046	36,000	3,698
Pay	LCH	3-month USD-LIBOR	1.991	6/13/2046	30,000	(2,198)
Pay	LCH	US Federal Funds Effective Rate	1.46	7/25/2046	116,000	(5,397)
Pay	LCH	3-month USD-LIBOR	1.826	7/28/2046	40,000	(1,288)
Pay	LCH	3-month USD-LIBOR	1.768	8/17/2046	57,000	(1,004)
						$(193,984)
Futures contracts

The fund has entered into futures contracts as shown in the following table. The average month-end notional amount of open futures contracts while held was $4,874,936,000.
Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
30 Day Federal Funds Futures	CME	Long	3,500	October 2016	$1,451,700	$(32)
90 Day Euro Dollar Futures	CME	Long	10,000	December 2016	2,476,394	(144)
10 Year Ultra U.S. Treasury Note Futures	CME	Short	3,647	December 2016	526,381	(154)
10 Year U.S. Treasury Note Futures	CME	Long	1,852	December 2016	242,705	(238)
30 Year Ultra U.S. Treasury Bond Futures	CME	Long	715	December 2016	133,736	304
20 Year U.S. Treasury Bond Futures	CME	Short	389	December 2016	65,967	(309)
5 Year U.S. Treasury Note Futures	CME	Long	17,551	January 2017	2,130,140	(2,082)
U.S. Government Securities Fund — Page 8 of 9

Contracts	Clearinghouse	Type	Number of contracts	Expiration	Notional amount (000)	Unrealized (depreciation) appreciation at 8/31/2016 (000)
2 Year U.S. Treasury Note Futures	CME	Long	8,619	January 2017	$1,881,784	$(148)
90 Day Euro Dollar Futures	CME	Short	10,000	December 2017	2,471,856	(144)
						$(2,947)
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	A portion of this security was pledged as collateral. The total value of pledged collateral was $217,128,000, which represented 2.53% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Purchased on a TBA basis.
[5]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $10,341,000, which represented .12% of the net assets of the fund.
[6]	Coupon rate may change periodically.
[7]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $25,038,000, which represented .29% of the net assets of the fund.

Key to abbreviations
CME = CME Group
LCH = LCH.Clearnet
LIBOR = London Interbank Offered Rate
TBA = To-be-announced
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-022-1016O-S54083	U.S. Government Securities Fund — Page 9 of 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The American Funds Income Series – U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series – U.S. Government Securities Fund (the “Fund”), including the summary schedule of investments, as of August 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of August 31, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of The American Funds Income Series – U.S. Government Securities Fund as of August 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

October 12, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By /s/ Fergus N. MacDonald
Fergus N. MacDonald, President and Principal Executive Officer

Date: October 31, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Fergus N. MacDonald
Fergus N. MacDonald, President and Principal Executive Officer

Date: October 31, 2016

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 31, 2016